UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                               ------------------

                                  July 7, 2005

                             DND TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)


           Nevada                  333-42936                  84-1405298
           ------                  ---------                  ----------
(State or other jurisdiction      (Commission                (IRS Employer
      of incorporation)           File Number)             Identification No.)

  375 E. Elliot Road, Building 6, Chandler, Arizona               85225
  -------------------------------------------------               -----
      (Address of principal executive offices)                  (Zip code)

 Registrant's telephone number, including area code:          (301) 517-1860


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

         On July 5, 2005, DND Technologies, Inc. (the "Company"), entered into a Standby Equity Distribution Agreement ("SEDA") with Cornell Capital Partners, LP ("Cornell") dated as of June 17, 2005. Pursuant to the SEDA, the Company may, at its discretion, periodically sell to Cornell shares of common stock for a total purchase price of up to $10 million. For each share of common stock purchased under the SEDA, Cornell will pay the Company 96% of the lowest volume weighted average price of the Company's common stock, as quoted by Bloomberg, L.P., on the Over-the-Counter Bulletin Board or other principal market on which the Company's common stock is traded for the five days immediately following the notice date. The price paid by Cornell for the Company's stock shall be determined as of the date of each individual request for an advance under the SEDA. Cornell will also retain 5% of each advance under the SEDA. Cornell's obligation to purchase shares of the Company's common stock under the SEDA is subject to certain conditions, including the Company obtaining an effective registration statement for shares of the Company's common stock sold under the SEDA and is limited to $250,000 per five trading days, provided that aggregate advances in any 30-day period shall not exceed $1 million.


Item 3.02. Unregistered Sales of Equity Securities.

         Cornell shall receive 1,142,858 shares of the Company's common stock as a one-time commitment under the SEDA.

         The Company shall issue to Morton Capital, Inc. 47,620 shares of the Company's common stock as a one-time placement agent fee under a Placement Agent Agreement relating to the SEDA.

Item 9.01. Financial Statements and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits

Exhibit           Description                                                      Location

Exhibit 99.1      Standby  Equity  Distribution  Agreement  dated as of June 17,   Provided herewith
                  2005  between the Company and  Cornell  Capital  Partners,  LP

Exhibit 99.2      Registration  Rights  Agreement  dated  as of  June  17,  2005   Provided herewith
                  between the Company and Cornell Capital Partners, LP

Exhibit 99.3      Placement  Agent  Agreement  dated as of June 17,  2005 by and   Provided herewith
                  among Exhibit the Company,  Cornell Capital  Partners,  LP and
                  Morton Capital, Inc.

Exhibit 99.4      Escrow  Agreement  dated  June 17,  2005  among  the  Company,   Provided herewith
                  Cornell Capital Partners, LP and David Gonzalez, Esq.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 7, 2005                         DND TECHNOLOGIES, INC.


                                              By: /s/ Dennis Key
                                                  -----------------------------
                                              Name:  Dennis Key
                                              Title: Chief Financial Officer